Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              ------------------

                            REEBOK INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

                 Massachusetts                    04-2678061
          (State or other jurisdiction of      (I.R.S. Employer
          incorporation or organization)       Identification No.)

           100 Technology Center Drive, Stoughton, Massachusetts     02072
         (Address of principal executive offices)                  (Zip code)
                            ------------------------

                        1987 Employee Stock Purchase Plan
                            (Full title of the plan)

                               Barry Nagler, Esq.
                            Reebok International Ltd.
                           100 Technology Center Drive
                         Stoughton, Massachusetts 02072
                     (Name and address of agent for service)

                               781-401-5000
          (Telephone number, including area code, of agent for service)
                             ------------------
                         Calculation of Registration Fee
--------------------------------------------------------------------------------
                                    Proposed    Proposed
                                    maximum     maximum      Amount
Title of                            offering    aggregate    of
securities to be   Amount to be     price per   offering     registration
registered         registered       unit        price        fee

Common Stock       1,000,000       $13.8438*   $13,843,800  $3,848.58
$.01 par value,    shares
together with
related Common Stock
Purchase Rights
--------------------------------------------------------------------------------
* Estimated solely for the purpose of calculating the registration fee, on the basis of the average of the high and low prices of the Common Stock on the New York Stock Exchange on July 23, 1999.

Index to Exhibits at Page 6
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         The contents of the Registration Statements on Form S-8 (File Nos.
33-14698 and 33-53537) previously filed with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement. This Registration Statement is being filed for the sole purpose of increasing the number of shares registered under the Reebok International Ltd. 1987 Employee Stock Purchase Plan, as amended, by 1,000,000 shares.



Item 8. Exhibits.

         Exhibit No.          Description of Exhibit

         4.1 Restated Articles of Organization of the Registrant, as amended (incorporated herein by reference to the Registrant's Form 10-K dated March 30, 1987 and to the Registrant's Registration Statement No. 11-13370)

         4.2 By-Laws, as amended (incorporated herein by reference to the Registrant's Form 10-K dated March 30, 1989, Form 10-K dated March 26, 1990, Form 10-K dated March 28, 1991 and Form 10-K dated March 25, 1998)

         4.3 Common Stock Rights Agreement dated as of June 14, 1990 between the Registrant and The First National Bank of Boston, as Rights Agent, as amended (incorporated herein by reference to the Registrant's Form 8-A filed on July 31, 1990, Form 8 Amendments to Registration Statement on Form 8-A filed on April 4, 1991 and December 13, 1991 and Amendments on Forms 8-A/A filed on February 24, 1999 and June 8, 1999)

         4.4 1987 Employee Stock Purchase Plan, as amended (incorporated herein by reference to the Registrant's Registration Statement on Form S-8 (File no. 33-53537) filed on May 4,
                   1994)

         4.5 Amendment to the 1987 Employee Stock Purchase Plan approved by shareholders on May 4, 1999

         5.1       Opinion of Counsel

        23.1       Consent of Ernst & Young LLP

        24.1       Power of Attorney (see signature pages)

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




                             SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stoughton, The Commonwealth of Massachusetts on the 28th day of July, 1999.


                                   REEBOK INTERNATIONAL LTD.




                                   By: /s/ KENNETH WATCHMAKER
                                       Kenneth Watchmaker
                                       Executive Vice President
                                       and Chief Financial Officer

                                POWER OF ATTORNEY

         We the undersigned officers and directors of Reebok International Ltd., hereby severally constitute Kenneth Watchmaker, Barry Nagler and Randi S. Ingerman, and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all registration statements and amendments to registration statements filed with the Securities and Exchange Commission for the purpose of registering Common Stock of Reebok International Ltd., hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all said registration statements and amendments to registration statements.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

         WITNESS our hands on the 28th day of July, 1999.



/s/ PAUL B. FIREMAN                  President and Chief Executive
Paul B. Fireman                      Officer, Chairman of the
                                     Board of Directors (Principal
                                     Executive Officer)



/s/ KENNETH WATCHMAKER               Executive Vice President and Chief
Kenneth Watchmaker                   Financial Officer (Principal
                                     Financial and Accounting Officer)



/s/ CARL J. YANKOWSKI                Executive Vice President and
Carl J. Yankowski                    President and Chief Executive
                                     Officer, Reebok Brands Division
                                     and Director


______________________               Director
Paul R. Duncan




______________________               Director
M. Katherine Dwyer

/s/ WILLIAM F. GLAVIN                Director
William F. Glavin



/s/ MANNIE L. JACKSON                Director
Mannie L. Jackson



/s/ RICHARD G. LESSER                Director
Richard G. Lesser



/s/ GEOFFREY NUNES                   Director
Geoffrey Nunes



/s/ THOMAS M. RYAN                   Director
Thomas M. Ryan

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit              Page

4.1      Restated Articles of Organization
         of the Registrant, as amended                Incorporated by reference

4.2      By-Laws, as amended                          Incorporated by reference


4.3      Common Stock Rights Agreement dated
         as of June 14, 1990 between the
         Registrant and The First National Bank
         of Boston, as Rights Agent, as
         amended                                      Incorporated by reference

4.4      1987 Employee Purchase Plan,
         as amended                                   Incorporated by reference

4.5      Amendment to the 1987 Employee Stock
         Purchase Plan approved by shareholders
         on May 4, 1999                               Filed herewith

5.1      Opinion of Counsel                           Filed herewith

23.1     Consent of Ernst & Young LLP                 Filed herewith

24.1     Power of Attorney                            See signature pages


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